FEDERATED MDT SMALL CAP VALUE FUND

A portfolio of Federated MDT Series

Class A Shares
Class C Shares
Institutional Shares
Supplement to Prospectuses dated September 30, 2009

A special meeting of the shareholders of Federated MDT Small Cap Value Fund (the “Federated Small Cap Value Fund” or the “Acquired Fund”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern Time), on March 5, 2010, for the following purpose:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Small Cap Core Fund (the “Federated Small Cap Core Fund” or the “Acquiring Fund”) would acquire the assets of the Federated Small Cap Value Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of the Federated Small Cap Core Fund to be distributed pro rata by the Federated Small Cap Value Fund to shareholders of its Class A Shares, Class C and Institutional Shares, respectively, in complete liquidation and dissolution/termination of the Federated Small Cap Value Fund.

Approval of the proposal would result in shareholders of Federated Small Cap Value Fund exchanging their shares in the Federated Small Cap Value Fund for cooresponding shares of the Federated Small Cap Core Fund. The Board of Trustees of the Trust has fixed December 31, 2009, as the record date for determination of shareholders entitled to vote at the special meeting.

Please retain this Supplement with the Prospectus.

December 2, 2009

WORLD-CLASS INVESTMENT MANAGER
Federated MDT Series
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
www.Federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31421R742
31421R734
31421R726

41727 (12/09)